Exhibit 99

Wells Fargo and Company's financial results for the quarter ended
December 31, 1999

     Wells Fargo & Company reported net income of $970 million for the fourth quarter of 1999, compared with a loss of $194 million for the fourth quarter of 1998. Net income for the full year of 1999 was $3,747 million, compared with $1,950 million a year ago. Diluted earnings (loss) per common share were $.58 for the fourth quarter of 1999 and $2.23 for the full year of 1999, compared with $(.12) and $1.17 for the same periods of 1998.

     Return on average assets (ROA) was 1.85 percent for both the fourth quarter and the full year of 1999. Return on average common equity (ROE) was
17.84 percent for the fourth quarter of 1999 and 17.66 percent for the full year of 1999.

     Diluted cash earnings (loss) were $.68 per share for the fourth quarter of 1999 and $2.56 per share for the full year of 1999, compared with ($.04) per share and $1.50 per share for the same periods of 1998. Cash earnings are earnings before the amortization of goodwill and nonqualifying core deposit intangible (related primarily to the 1996 acquisition of First Interstate Bancorp). Cash return on average assets was 2.24 percent for the fourth quarter of 1999 and 2.22 percent for the full year of 1999. Cash return on average tangible common equity was 34.20 percent for the fourth quarter of 1999 and 34.08 percent for the full year of 1999.

     Net interest income on a taxable-equivalent basis was $2,412 million in the fourth quarter of 1999, compared with $2,315 million for the same quarter a year ago and $9,419 million for the full year of 1999, compared with $9,049 million in 1998. The net interest margin was 5.61 percent for the fourth quarter of 1999 and 5.66 percent for the full year of 1999, compared with
5.60 percent and 5.79 percent for the same periods of 1998.

     Noninterest income in the fourth quarter of 1999 was $2,071 million, compared with $1,557 million in the same quarter of 1998, an increase of 33 percent. For the full year of 1999, noninterest income was $7,420 million, compared with $6,427 million in 1998, an increase of 15 percent. The majority of the increase for the fourth quarter of 1999 was due to the non-cash venture capital gain of about $560 million related to the Company's venture capital investment in Cerent Corporation, partially offset by a loss on the sales of investment securities and a write-down of auto lease residuals.

     Noninterest expense was $2,657 million in the fourth quarter of 1999, compared with $3,482 million in the same quarter of 1998, a decrease of 24 percent. For the full year of 1999, noninterest expense was $9,782 million, compared with $10,579 million in 1998, a decrease of 8 percent. The decrease in noninterest expense for the fourth quarter of 1999 was due to fourth quarter 1998 merger-related and other charges of approximately $1.15 billion, partly offset by $55 million of expenditures for store platform conversions in the fourth quarter of 1999, along with $34 million of additional expenditures, primarily for Internet and other technology investments and $40 million of asset write-downs.

     The provision for loan losses was $275 million for the fourth quarter of 1999, compared with $624 million for the same period in 1998. Net charge-offs totaled $274 million, or .93 percent of average loans (annualized), in the fourth quarter of 1999. Net charge-offs totaled $686 million, or 2.56 percent of average loans (annualized), for the fourth quarter of 1998. For the year ended December 31, 1999, the loan loss provision was $1,045 million and net charge-offs totaled $1,049 million, or
 .94 percent of average loans, compared with a loan loss provision of $1,545 million and net charge-offs of $1,617 million, or 1.52 percent of average loans for the full year of 1998.

     At December 31, 1999, the allowance for loan losses of $3,170 million was 2.65 percent of total loans, compared with 2.90 percent at December 31, 1998. Total nonaccrual and restructured loans were $669 million at December 31, 1999, compared with $710 million at December 31, 1998.

----------------

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This discussion of financial results may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors--many of which are beyond the Company's control--could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's reports filed with the Securities and Exchange Commission, including the Company's Form 10-Q for the quarter ended September 30, 1999, describe some of these factors, including certain credit, market, operational, liquidity, interest rate, and Year 2000 risks associated with the Company's business and operations. Other factors described in the Company's September 30, 1999 Form 10-Q include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Gramm-Leach-Bliley Act of 1999, the combination of the former Norwest Corporation and the former Wells Fargo & Company, and other mergers and acquisitions.

There are other factors besides these that could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements or otherwise affect in the future the Company's business, results of operations and financial condition.

                                      ###

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA

---------------------------------------------------------------------------------------------------------------------------
                                                                    Quarter                                    Year
                                                          ended December 31,       %              ended December 31,      %
                                                      ---------------------                   ---------------------
(in millions, except per share amounts)                   1999         1998   Change             1999          1998  Change
---------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD
Net income (loss)                                     $    970     $   (194)      -- %       $  3,747      $  1,950      92 %
Net income (loss) applicable to common stock               961         (203)      --            3,712         1,915      94

Earnings (loss) per common share                      $    .59     $   (.12)      --         $   2.26      $   1.18      92
Diluted earnings (loss) per common share                   .58         (.12)      --             2.23          1.17      91

Dividends declared per common share                        .20         .185        8             .785           .70      12

Average common shares outstanding                      1,635.6      1,642.4       --          1,645.6       1,621.5       1
Diluted average common shares outstanding              1,656.0      1,642.4        1          1,665.2       1,641.8       1

Profitability ratios (annualized)
   Net income to average total assets (ROA)               1.85%          -- %     --             1.85%         1.04%     78
   Net income applicable to common stock to
     average common stockholders' equity (ROE)           17.84           --       --            17.66          9.86      79

Total revenue                                         $  4,466     $  3,858       16         $ 16,775      $ 15,417       9

Efficiency ratio (1)                                      59.5%        90.2 %    (34)            58.3%         68.5%    (15)

Average loans                                         $116,301     $107,324        8         $111,374      $106,205       5
Average assets                                         208,347      197,772        5          202,623       188,355       8
Average core deposits                                  126,493      127,810       (1)         127,231       123,801       3

Net interest margin                                       5.61%        5.60 %     --             5.66%         5.79%     (2)

NET INCOME AND RATIOS EXCLUDING
   GOODWILL AND NONQUALIFYING CORE DEPOSIT
   INTANGIBLE AMORTIZATION AND BALANCES
   ("CASH" OR "TANGIBLE") (2)
Net income (loss) applicable to common stock          $  1,120     $    (66)      --         $  4,269      $  2,465      73
Earnings (loss) per common share                           .68         (.04)      --             2.59          1.52      70
Diluted earnings (loss) per common share                   .68         (.04)      --             2.56          1.50      71
ROA                                                       2.24%          -- %     --             2.22%         1.39%     60
ROE                                                      34.20           --       --            34.08         23.15      47
Efficiency ratio                                          55.6         86.1      (35)            54.6          64.3     (15)

AT PERIOD END
Securities available for sale                         $ 38,518     $ 31,997       20         $ 38,518      $ 31,997      20
Loans                                                  119,464      107,994       11          119,464       107,994      11
Allowance for loan losses                                3,170        3,134        1            3,170         3,134       1
Goodwill                                                 7,702        7,664       --            7,702         7,664      --
Assets                                                 218,102      202,475        8          218,102       202,475       8
Core deposits                                          126,198      132,289       (5)         126,198       132,289      (5)
Common stockholders' equity                             21,860       20,296        8           21,860        20,296       8
Stockholders' equity                                    22,131       20,759        7           22,131        20,759       7

Capital ratios
   Common stockholders' equity to assets                 10.02%       10.02 %     --            10.02%        10.02%     --
   Stockholders' equity to assets                        10.15        10.25       (1)           10.15         10.25      (1)
   Risk-based capital (3)
     Tier 1 capital                                       7.95         8.08       (2)            7.95          8.08      (2)
     Total capital                                       10.40        10.90       (5)           10.40         10.90      (5)
   Leverage (3)                                           6.75         6.58        3             6.75          6.58       3

Book value per common share                           $  13.44     $  12.35        9         $  13.44      $  12.35       9

Staff (active, full-time equivalent)                    89,355       91,403       (2)          89,355        91,403      (2)

COMMON STOCK PRICE
High                                                  $  49.94     $  40.88       22         $  49.94      $  43.88      14
Low                                                      38.38        30.19       27            32.13         27.50      17
Period end                                               40.44        39.94        1            40.44         39.94       1

---------------------------------------------------------------------------------------------------------------------------

(1) The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
(2) Nonqualifying core deposit intangible (CDI) amortization and average balance excluded from these calculations are, with the exception of the efficiency and ROA ratios, net of applicable taxes. The pretax amount for the average balance of nonqualifying CDI was $1,257 million for the quarter ended December 31, 1999 and $1,323 million for the year ended December 31, 1999. The after-tax amounts for the amortization and average balance of nonqualifying CDI were $27 million and $779 million, respectively, for the quarter ended December 31, 1999 and $111 million and $820 million, respectively, for the year ended December 31, 1999. Goodwill amortization and average balance (which are not tax effected) were $132 million and $7,600 million, respectively, for the quarter ended December 31, 1999 and $447 million and $7,666 million, respectively, for the year ended December 31, 1999.
(3)  The December 31, 1999 ratios are preliminary.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED STATEMENT OF INCOME

---------------------------------------------------------------------------------------------------------------------------
                                                                    Quarter                                    Year
                                                          ended December 31,       %              ended December 31,      %
                                                      ---------------------                  ---------------------
(in millions, except per share amounts)                   1999         1998   Change             1999          1998  Change
---------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Securities available for sale                         $    563     $    514       10 %        $ 2,176      $  1,844      18 %
Mortgages held for sale                                    182          290      (37)             853           898      (5)
Loans held for sale                                         92           97       (5)             372           371      --
Loans                                                    2,848        2,639        8           10,761        10,685       1
Other interest income                                       64           58       10              213           257     (17)
                                                      --------     --------                   -------      --------
     Total interest income                               3,749        3,598        4           14,375        14,055       2
                                                      --------     --------                   -------      --------

INTEREST EXPENSE
Deposits                                                   682          771      (12)           2,757         3,111     (11)
Short-term borrowings                                      289          219       32              924           777      19
Long-term debt                                             368          292       26            1,279         1,097      17
Guaranteed preferred beneficial interests
   in Company's subordinated debentures                     15           15       --               60            80     (25)
                                                      --------     --------                   -------      --------
     Total interest expense                              1,354        1,297        4            5,020         5,065      (1)
                                                      --------     --------                   -------      --------

NET INTEREST INCOME                                      2,395        2,301        4            9,355         8,990       4
Provision for loan losses                                  275          624      (56)           1,045         1,545     (32)
                                                      --------     --------                   -------      --------
Net interest income after
   provision for loan losses                             2,120        1,677       26            8,310         7,445      12
                                                      --------     --------                   -------      --------

NONINTEREST INCOME
Service charges on deposit accounts                        396          364        9            1,492         1,357      10
Trust and investment fees and commissions                  324          274       18            1,256         1,068      18
Credit card fee revenue                                    142          136        4              538           520       3
Other fees and commissions                                 268          252        6            1,030           946       9
Mortgage banking                                           270          252        7            1,239         1,106      12
Insurance                                                   84           70       20              383           348      10
Net venture capital gains (losses)                         721           (4)      --            1,008           113     792
Net (losses) gains on securities available for sale       (260)           8       --             (241)          169      --
Other                                                      126          205      (39)             715           800     (11)
                                                      --------     --------                   -------      --------
     Total noninterest income                            2,071        1,557       33            7,420         6,427      15
                                                      --------     --------                   -------      --------

NONINTEREST EXPENSE
Salaries                                                   802          971      (17)           3,053         3,103      (2)
Incentive compensation                                     129          123        5              522           572      (9)
Employee benefits                                          197          198       (1)             821           741      11
Equipment                                                  274          328      (16)             840           900      (7)
Net occupancy                                              188          200       (6)             764           764      --
Goodwill                                                   132          104       27              447           421       6
Core deposit intangible                                     48           60      (20)             199           243     (18)
Net (gains) losses on dispositions of premises
   and equipment                                           (10)         270       --              (16)          325      --
Other                                                      897        1,228      (27)           3,152         3,510     (10)
                                                      --------     --------                   -------      --------
     Total noninterest expense                           2,657        3,482      (24)           9,782        10,579      (8)
                                                      --------     --------                   -------      --------

INCOME (LOSS) BEFORE INCOME
   TAX EXPENSE (BENEFIT)                                 1,534         (248)      --            5,948         3,293      81
Income tax expense (benefit)                               564          (54)      --            2,201         1,343      64
                                                      --------     --------                   -------      --------

NET INCOME (LOSS)                                     $    970     $   (194)      -- %        $ 3,747      $  1,950      92 %
                                                      ========     ========     ====          =======      ========    ====

NET INCOME (LOSS) APPLICABLE TO
   COMMON STOCK                                       $    961     $   (203)      -- %        $ 3,712      $  1,915      94 %
                                                      ========     ========     ====          =======      ========    ====

EARNINGS (LOSS) PER COMMON SHARE                      $    .59     $   (.12)      -- %        $  2.26      $   1.18      92 %
                                                      ========     ========     ====          =======      ========    ====

DILUTED EARNINGS (LOSS)
   PER COMMON SHARE                                   $    .58     $   (.12)      -- %        $  2.23      $   1.17      91 %
                                                      ========     ========     ====          =======      ========    ====

DIVIDENDS DECLARED PER COMMON SHARE                   $    .20     $   .185        8 %        $  .785      $    .70      12 %
                                                      ========     ========     ====          =======      ========    ====

Average common shares outstanding                      1,635.6      1,642.4       -- %        1,645.6       1,621.5       1 %
                                                      ========     ========     ====          =======      ========    ====

Diluted average common shares outstanding              1,656.0      1,642.4        1 %        1,665.2       1,641.8       1 %
                                                      ========     ========     ====          =======      ========    ====

---------------------------------------------------------------------------------------------------------------------------

Wells Fargo & Company and Subsidiaries
CONSOLIDATED BALANCE SHEET

---------------------------------------------------------------------------------------------------------------------------

                                                                                              December 31,                %
                                                                            -----------------------------
(in millions, except shares)                                                    1999                 1998            Change
---------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks                                                     $ 13,250             $ 12,731                 4 %
Federal funds sold and securities
   purchased under resale agreements                                           1,554                1,517                 2
Securities available for sale                                                 38,518               31,997                20
Mortgages held for sale                                                       11,707               19,770               (41)
Loans held for sale                                                            4,975                5,322                (7)

Loans                                                                        119,464              107,994                11
Allowance for loan losses                                                      3,170                3,134                 1
                                                                            --------             --------
     Net loans                                                               116,294              104,860                11
                                                                            --------             --------

Mortgage servicing rights                                                      4,483                3,080                46
Premises and equipment, net                                                    2,985                3,130                (5)
Core deposit intangible                                                        1,286                1,510               (15)
Goodwill                                                                       7,702                7,664                --
Interest receivable and other assets                                          15,348               10,894                41
                                                                            --------             --------

     Total assets                                                           $218,102             $202,475                 8%
                                                                            ========             ========              ====

LIABILITIES
Noninterest-bearing deposits                                                $ 42,916             $ 46,732                (8)%
Interest-bearing deposits                                                     89,792               90,056                --
                                                                            --------             --------
     Total deposits                                                          132,708              136,788                (3)
Short-term borrowings                                                         27,995               15,897                76
Accrued expenses and other liabilities                                        11,108                8,537                30
Long-term debt                                                                23,375               19,709                19
Guaranteed preferred beneficial interests
   in Company's subordinated debentures                                          785                  785                --

STOCKHOLDERS' EQUITY
Preferred stock                                                                  344                  547               (37)
Unearned ESOP shares                                                             (73)                 (84)              (13)
                                                                            --------             --------
     Total preferred stock                                                       271                  463               (41)
Common stock - $1-2/3 par value,
   authorized 4,000,000,000  shares;
   issued 1,666,095,265 shares and 1,661,392,590 shares                        2,777                2,769                --
Additional paid-in capital                                                     8,786                8,673                 1
Retained earnings                                                             11,196                9,045                24
Cumulative other comprehensive income                                            892                  463                93
Note receivable from ESOP                                                         (1)                  (3)              (67)
Treasury stock - 39,245,724 shares and 17,334,787 shares                      (1,790)                (651)              175
                                                                            --------             --------
   Total stockholders' equity                                                 22,131               20,759                 7
                                                                            --------             --------
     Total liabilities and stockholders' equity                             $218,102             $202,475                 8 %
                                                                            ========             ========              ====

---------------------------------------------------------------------------------------------------------------------------

Wells Fargo & Company and Subsidiaries
CONDENSED CONSOLIDATED STATEMENT OF
CHANGES IN STOCKHOLDERS' EQUITY

-------------------------------------------------------------------------------------------------------------------
                                                                                             Year ended December 31,
                                                                                          -------------------------
(in millions)                                                                              1999                1998
-------------------------------------------------------------------------------------------------------------------

BALANCE, BEGINNING OF PERIOD                                                           $ 20,759            $ 19,778
Net income                                                                                3,747               1,950
Other comprehensive income (loss), net of tax:
    Change in foreign currency translation adjustments                                        4                  (4)
    Change in investment securities valuation allowance                                     425                   3
Common stock issued                                                                         612               1,087
Common stock issued for acquisitions                                                        155                 157
Common stock repurchased                                                                 (2,122)             (1,170)
Preferred stock redeemed                                                                   (191)                 --
Preferred stock released to ESOP                                                             86                  32
Preferred stock dividends                                                                   (35)                (35)
Common stock dividends                                                                   (1,293)               (982)
Cash payments received on notes receivable from ESOP                                          2                   9
Increase in Rabbi trust assets (classified as treasury stock)                               (18)                (66)
                                                                                       --------            --------
BALANCE, END OF PERIOD                                                                 $ 22,131            $ 20,759
                                                                                       ========            ========

-------------------------------------------------------------------------------------------------------------------


LOANS

-------------------------------------------------------------------------------------------------------------------
                                                                                                        December 31,
                                                                                        ---------------------------
(in millions)                                                                               1999               1998
-------------------------------------------------------------------------------------------------------------------

Commercial                                                                              $ 38,688           $ 35,450
Real estate 1-4 family first mortgage                                                     12,398             11,496
Other real estate mortgage                                                                19,178             16,668
Real estate construction                                                                   4,711              3,790
Consumer:
    Real estate 1-4 family junior lien mortgage                                           12,938             11,128
    Credit card                                                                            5,472              5,795
    Other revolving credit and monthly payment                                            16,656             15,809
                                                                                        --------           --------
      Total consumer                                                                      35,066             32,732
Lease financing                                                                            7,850              6,380
Foreign                                                                                    1,573              1,478
                                                                                        --------           --------

      Total loans (net of unearned discount)                                            $119,464           $107,994
                                                                                        ========           ========

-------------------------------------------------------------------------------------------------------------------

Wells Fargo & Company and Subsidiaries
CHANGES IN THE ALLOWANCE FOR LOAN LOSSES

---------------------------------------------------------------------------------------------------------------------------
                                                                                    Quarter ended                Year ended
                                                              -----------------------------------     ---------------------
                                                                DEC. 31,    Sept. 30,     Dec. 31,     DEC. 31,     Dec. 31,
(in millions)                                                      1999         1999         1998         1999         1998
---------------------------------------------------------------------------------------------------------------------------

BALANCE, BEGINNING OF PERIOD                                     $3,167       $3,165       $3,170       $3,134       $3,062

Allowance related to business combinations, net                       2            3           26           40          144

Provision for loan losses                                           275          240          624        1,045        1,545

Loan charge-offs:
   Commercial                                                       (97)         (93)         (72)        (382)        (261)
   Real estate 1-4 family first mortgage                             (2)          (3)          (8)         (12)         (26)
   Other real estate mortgage                                        (8)          (8)         (12)         (28)         (54)
   Real estate construction                                          (1)          --           (1)          (2)          (3)
   Consumer:
     Real estate 1-4 family junior lien mortgage                    (11)          (7)         (13)         (33)         (31)
     Credit card                                                    (89)         (93)        (126)        (388)        (535)
     Other revolving credit and monthly payment                    (154)        (122)        (509)        (512)      (1,002)
                                                                 ------       ------       ------       ------       ------
       Total consumer                                              (254)        (222)        (648)        (933)      (1,568)
   Lease financing                                                   (8)          (9)         (13)         (38)         (48)
   Foreign                                                          (21)         (18)         (37)         (90)         (84)
                                                                 ------       ------       ------       ------       ------
         Total loan charge-offs                                    (391)        (353)        (791)      (1,485)      (2,044)
                                                                 ------       ------       ------       ------       ------

Loan recoveries:
   Commercial                                                        25           25           22           86           82
   Real estate 1-4 family first mortgage                             --            3            2            6           11
   Other real estate mortgage                                         4            4           10           37           78
   Real estate construction                                           1           --            1            5            4
   Consumer:
     Real estate 1-4 family junior lien mortgage                      5            3            2           15            7
     Credit card                                                     10           10           12           46           56
     Other revolving credit and monthly payment                      65           60           51          214          163
                                                                 ------       ------       ------       ------       ------
       Total consumer                                                80           73           65          275          226
   Lease financing                                                    3            3            2           12           12
   Foreign                                                            4            4            3           15           14
                                                                 ------       ------       ------       ------       ------
         Total loan recoveries                                      117          112          105          436          427
                                                                 ------       ------       ------       ------       ------
           Total net loan charge-offs                              (274)        (241)        (686)      (1,049)      (1,617)
                                                                 ------       ------       ------       ------       ------
BALANCE, END OF PERIOD                                           $3,170       $3,167       $3,134       $3,170       $3,134
                                                                 ======       ======       ======       ======       ======


Total net loan charge-offs as a percentage
   of average loans (annualized)                                    .92 %        .85 %       2.56 %        .88 %       1.52 %
                                                                 ======       ======       ======       ======       ======

Allowance as a percentage of total loans                           2.65 %       2.76 %       2.90 %       2.65 %       2.90 %
                                                                 ======       ======       ======       ======       ======

---------------------------------------------------------------------------------------------------------------------------

Wells Fargo & Company and Subsidiaries
NONACCRUAL AND RESTRUCTURED LOANS AND OTHER ASSETS

-------------------------------------------------------------------------------------------------------------------
                                                                                                        December 31,
                                                                                         --------------------------
(in millions)                                                                              1999                1998
-------------------------------------------------------------------------------------------------------------------


Nonaccrual loans                                                                           $665                $709
Restructured loans                                                                            4                   1
                                                                                           ----                ----
Nonaccrual and restructured loans                                                           669                 710
As a percentage of total loans                                                               .6%                 .7%

Foreclosed assets                                                                           153                 148
Real estate investments (1)                                                                  33                   1
                                                                                           ----                ----

Total nonaccrual and restructured loans
    and other assets                                                                       $855                $859
                                                                                           ====                ====

-------------------------------------------------------------------------------------------------------------------

(1) Represents the amount of real estate investments (contingent interest loans accounted for as investments) that would be classified as nonaccrual if such assets were loans. Real estate investments totaled $89 million and $128 million at December 31, 1999 and December 31, 1998, respectively.

Wells Fargo & Company and Subsidiaries
NONINTEREST INCOME

---------------------------------------------------------------------------------------------------------------------------

                                                           Quarter ended December 31,  %             Year ended December 31,  %
                                                          --------------------------             --------------------------
(in millions)                                             1999         1998   Change             1999          1998  Change
---------------------------------------------------------------------------------------------------------------------------

Service charges on deposit accounts                     $  396       $  364        9 %         $1,492        $1,357      10 %
Trust and investment fees and commissions:
   Asset management and custody fees                       180          181       (1)             749           676      11
   Mutual fund and annuity sales fees                      128           73       75              415           300      38
   All other                                                16           20      (20)              92            92      --
                                                        ------       ------                    ------        ------
      Total trust and investment fees
        and commissions                                    324          274       18            1,256         1,068      18
Credit card fee revenue                                    142          136        4              538           520       3
Other fees and commissions:
   Cash network fees                                        74           62       19              275           229      20
   Charges and fees on loans                                73           75       (3)             313           290       8
   All other                                               121          115        5              442           427       4
                                                        ------       ------                    ------        ------
      Total other fees and commissions                     268          252        6            1,030           946       9
Mortgage banking:
   Origination and other closing fees                       50          163      (69)             380           530     (28)
   Servicing fees, net of amortization                     179           25      616              410            19      --
   Net gains on sales of mortgage servicing rights          --           --       --               --            16    (100)
   Net (losses) gains on sales of mortgages                 (7)         (10)     (30)             221           296     (25)
   All other                                                48           74      (35)             228           245      (7)
                                                        ------       ------                    ------        ------
      Total mortgage banking                               270          252        7            1,239         1,106      12
Insurance                                                   84           70       20              383           348      10
Net venture capital gains (losses)                         721           (4)      --            1,008           113     792
Net (losses) gains on securities available for sale       (260)           8       --             (241)          169      --
Income from equity investments accounted
  for by the:
   Cost method                                              38           35        9              138           151      (9)
   Equity method                                            26            4      550               86            47      83
Net gains on sales of loans                                  1           13      (92)              32            61     (48)
Net gains on dispositions of operations                      6           11      (45)             107           100       7
All other                                                   55          142      (61)             352           441     (20)
                                                        ------       ------                    ------        ------

     Total                                              $2,071       $1,557       33 %         $7,420        $6,427      15 %
                                                        ======       ======     ====           ======        ======    ====

---------------------------------------------------------------------------------------------------------------------------


NONINTEREST EXPENSE

---------------------------------------------------------------------------------------------------------------------------

                                                  Quarter ended December 31,       %         Year ended December 31,       %
                                                 --------------------------                 -----------------------
(in millions)                                             1999         1998   Change             1999          1998  Change
---------------------------------------------------------------------------------------------------------------------------

Salaries                                                $  802       $  971      (17)%         $3,053       $ 3,103      (2)%
Incentive compensation                                     129          123        5              522           572      (9)
Employee benefits                                          197          198       (1)             821           741      11
Equipment                                                  274          328      (16)             840           900      (7)
Net occupancy                                              188          200       (6)             764           764      --
Goodwill                                                   132          104       27              447           421       6
Core deposit intangible:
   Nonqualifying (1)                                        43           54      (20)             179           217     (18)
   Qualifying                                                5            6      (17)              20            26     (23)
Net (gains) losses on dispositions of premises
  and equipment                                            (10)         270       --              (16)          325      --
Operating losses                                            49           46        7              140           152      (8)
Outside professional services                              129          178      (28)             372           391      (5)
Contract services                                          145           98       48              465           342      36
Telecommunications                                          69           65        6              261           252       4
Outside data processing                                     72           76       (5)             279           250      12
Advertising and promotion                                   78           56       39              238           237      --
Postage                                                     54           61      (11)             223           228      (2)
Travel and entertainment                                    76           59       29              249           212      17
Stationery and supplies                                     49           55      (11)             171           178      (4)
Insurance                                                   24           21       14              151           132      14
Security                                                    23           21       10               88            84       5
All other                                                  129          492      (74)             515         1,052     (51)
                                                       -------       ------      ---           ------       -------    ----

     Total                                              $2,657       $3,482      (24)%         $9,782       $10,579      (8)%
                                                        ======       ======      ===           ======       =======    ====

---------------------------------------------------------------------------------------------------------------------------

(1) Amortization of core deposit intangible acquired after February 1992 that is subtracted from stockholders' equity in computing regulatory capital for bank holding companies.

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)(2)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Quarter ended December 31,
                                                               -------------------------------------------------------------------
                                                                                         1999                                 1998
                                                               -------------------------------------------------------------------
                                                                                     INTEREST                             Interest
                                                                AVERAGE    YIELDS/     INCOME/      Average      Yields/    income/
(in millions)                                                   BALANCE     RATES     EXPENSE       balance       rates    expense
----------------------------------------------------------------------------------------------------------------------------------
EARNING ASSETS
Federal funds sold and securities purchased
   under resale agreements                                     $  1,621      5.16%     $   21      $  2,011        5.25%    $   27
Securities available for sale (3):
 Securities of U.S. Treasury and federal agencies                 5,619      5.52          83         3,722        5.82         54
 Securities of U.S. states and political subdivisions             1,792      8.24          37         1,539        8.41         31
 Mortgage-backed securities:
    Federal agencies                                             20,071      6.90         352        20,283        6.85        341
    Private collateralized mortgage obligations                   2,729      6.97          49         3,433        6.66         57
                                                               --------                ------      --------                 ------
      Total mortgage-backed securities                           22,800      6.90         401        23,716        6.82        398
 Other securities                                                 4,995      6.13          56         2,738        5.86         43
                                                               --------                ------      --------                 ------
        Total securities available for sale                      35,206      6.65         577        31,715        6.71        526
Loans held for sale (3)                                           4,776      7.65          92         5,099        7.63         97
Mortgages held for sale (3)                                      10,057      7.10         182        16,995        6.82        290
Loans:
 Commercial                                                      37,541      8.98         850        34,631        8.62        751
 Real estate 1-4 family first mortgage                           12,408      7.64         237        12,059        7.79        235
 Other real estate mortgage                                      18,223      8.59         394        16,305        8.89        365
 Real estate construction                                         4,619      9.17         107         3,779        9.12         87
 Consumer:
    Real estate 1-4 family junior lien mortgage                  12,567     10.11         319        11,007       10.06        278
    Credit card                                                   5,285     13.58         179         5,644       14.67        207
    Other revolving credit and monthly payment                   16,571     12.91         536        16,284       12.69        518
                                                               --------                ------      --------                 ------
      Total consumer                                             34,423     11.99       1,034        32,935       12.15      1,003
  Lease financing                                                 7,542      7.78         147         6,177        8.02        124
  Foreign                                                         1,545     21.11          82         1,438       21.18         76
                                                               --------                ------      --------                 ------
          Total loans (4)                                       116,301      9.76       2,851       107,324        9.80      2,641
 Other                                                            3,913      4.36          43         2,353        5.27         31
                                                               --------                ------      --------                 ------

        Total earning assets                                   $171,874      8.75       3,766      $165,497        8.72      3,612
                                                               ========                ------      ========                 ------

FUNDING SOURCES
Deposits:
 Interest-bearing checking                                     $  2,725      1.11           8      $  2,656        1.05          7
 Market rate and other savings                                   56,500      2.23         318        54,178        2.50        341
 Savings certificates                                            24,556      4.74         293        27,673        5.11        357
 Other time deposits                                              3,307      5.00          42         3,911        5.39         53
 Deposits in foreign offices                                      1,664      5.05          21         1,130        4.69         13
                                                               --------                ------      --------                 ------
      Total interest-bearing deposits                            88,752      3.05         682        89,548        3.42        771
Short-term borrowings                                            20,696      5.54         289        17,075        5.09        219
Long-term debt                                                   24,139      6.10         368        19,143        6.09        292
Guaranteed preferred beneficial interests in Company's
 subordinated debentures                                            785      7.70          15           774        7.65         15
                                                               --------                ------      --------                 ------
        Total interest-bearing liabilities                      134,372      4.01       1,354       126,540        4.07      1,297
Portion of noninterest-bearing funding sources                   37,502        --          --        38,957          --         --
                                                               --------                ------      --------                 ------
        Total funding sources                                  $171,874      3.14       1,354      $165,497        3.12      1,297
                                                               ========                ------      ========                 ------
NET INTEREST MARGIN AND NET INTEREST INCOME ON
    A TAXABLE-EQUIVALENT BASIS (5)                                           5.61%     $2,412                      5.60%    $2,315
                                                                             ====      ======                      ====     ======

NONINTEREST-EARNING ASSETS
Cash and due from banks                                        $ 12,182                            $ 11,086
Goodwill                                                          7,600                               7,709
Other                                                            16,691                              13,480
                                                               --------                            --------
          Total noninterest-earning assets                     $ 36,473                            $ 32,275
                                                               ========                            ========


NONINTEREST-BEARING FUNDING SOURCES
Deposits                                                       $ 42,712                            $ 43,303
Other liabilities                                                 9,430                               7,197
Preferred stockholders' equity                                      461                                 463
Common stockholders' equity                                      21,372                              20,269
Noninterest-bearing funding sources used to
  fund earning assets                                           (37,502)                            (38,957)
                                                               --------                            --------
          Net noninterest-bearing funding sources              $ 36,473                            $ 32,275
                                                               ========                            ========

TOTAL ASSETS                                                   $208,347                            $197,772
                                                               ========                            ========

--------------------------------------------------------------------------------------------------------------

(1) The average prime rate of the Company was 8.37% and 7.92% for the quarters ended December 31, 1999 and 1998, respectively. The average three-month London Interbank Offered Rate (LIBOR) was 6.14% and 5.28% for the same quarters, respectively.
(2) Interest rates and amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3) Yields are based on amortized cost balances.
(4) Nonaccrual loans and related income are included in their respective loan categories.
(5) Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes. The federal statutory tax rate was 35% for all periods presented.

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)(2)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Year ended December 31,
                                                               -------------------------------------------------------------------
                                                                                         1999                                 1998
                                                               -------------------------------------------------------------------
                                                                                     INTEREST                             Interest
                                                                AVERAGE    YIELDS/     INCOME/      Average     Yields/     income/
(in millions)                                                   BALANCE     RATES     EXPENSE       balance       rates    expense
----------------------------------------------------------------------------------------------------------------------------------
EARNING ASSETS
Federal funds sold and securities purchased
   under resale agreements                                     $  1,390      5.01%     $   70       $  1,652       5.58%    $   92
Securities available for sale (3):
 Securities of U.S. Treasury and federal agencies                 5,611      5.45         316          4,868       5.94        287
 Securities of U.S. states and political subdivisions             1,796      8.33         145          1,528       8.50        124
  Mortgage-backed securities:
    Federal agencies                                             19,961      6.83       1,366         17,194       7.05      1,187
    Private collateralized mortgage obligations                   3,048      6.85         211          2,841       6.74        190
                                                               --------                ------       --------                ------
      Total mortgage-backed securities                           23,009      6.84       1,577         20,035       7.01      1,377
  Other securities                                                3,653      6.59         192          1,783       5.06        103
                                                               --------                ------       --------                ------
        Total securities available for sale                      34,069      6.65       2,230         28,214       6.80      1,891
Loans held for sale (3)                                           5,080      7.33         372          4,804       7.71        371
Mortgages held for sale (3)                                      12,088      7.00         853         12,978       6.92        898
Loans:
 Commercial                                                      36,023      8.75       3,153         33,271       8.93      2,971
 Real estate 1-4 family first mortgage                           12,203      7.66         934         12,932       7.75      1,003
 Other real estate mortgage                                      17,297      8.76       1,515         16,257       9.37      1,523
 Real estate construction                                         4,189      9.29         389          3,601       9.39        338
 Consumer:
    Real estate 1-4 family junior lien mortgage                  11,646      9.95       1,159         10,703      10.42      1,115
    Credit card                                                   5,373     13.71         737          6,012      14.96        900
    Other revolving credit and monthly payment                   16,131     12.51       2,018         16,497      12.78      2,109
                                                               --------                ------       --------                ------
      Total consumer                                             33,150     11.81       3,914         33,212      12.42      4,124
 Lease financing                                                  6,997      7.80         546          5,608       8.22        461
 Foreign                                                          1,515     21.02         318          1,324      20.96        277
                                                               --------                ------       --------                ------
          Total loans (4)                                       111,374      9.67      10,769        106,205      10.07     10,697
 Other                                                            2,958      4.90         145          2,853       5.82        166
                                                               --------                ------       --------                ------
        Total earning assets                                   $166,959      8.67      14,439       $156,706       9.03     14,115
                                                               ========                ------       ========                ------

FUNDING SOURCES
Deposits:
 Interest-bearing checking                                     $  2,754       .95          26       $  2,699       1.31         35
 Market rate and other savings                                   56,123      2.27       1,274         52,431       2.61      1,367
 Savings certificates                                            25,693      4.76       1,222         27,749       5.22      1,448
 Other time deposits                                              3,473      4.98         173          4,040       5.49        222
 Deposits in foreign offices                                      1,326      4.68          62            801       4.82         39
                                                               --------                ------       --------                 -----
      Total interest-bearing deposits                            89,369      3.09       2,757         87,720       3.55      3,111
Short-term borrowings                                            18,356      5.04         924         14,454       5.37        777
Long-term debt                                                   21,718      5.89       1,279         17,411       6.30      1,097
Guaranteed preferred beneficial interests in Company's
 subordinated debentures                                            785      7.58          60          1,010       8.06         81
                                                               --------                ------       --------                 ------
        Total interest-bearing liabilities                      130,228      3.85       5,020        120,595       4.20      5,066
Portion of noninterest-bearing funding sources                   36,731        --          --         36,111         --         --
                                                               --------                ------       --------                 ------
        Total funding sources                                  $166,959      3.02       5,020       $156,706       3.24      5,066
                                                               ========                ------       ========                ------
NET INTEREST MARGIN AND NET INTEREST INCOME ON
    A TAXABLE-EQUIVALENT BASIS (5)                                           5.66%     $9,419                      5.79%   $ 9,049
                                                                             ====      ======                      ====    =======

NONINTEREST-EARNING ASSETS
Cash and due from banks                                        $ 11,435                             $ 10,669
Goodwill                                                          7,666                                7,865
Other                                                            16,563                               13,115
                                                               --------                             --------
          Total noninterest-earning assets                     $ 35,664                             $ 31,649
                                                               ========                             ========


NONINTEREST-BEARING FUNDING SOURCES
Deposits                                                       $ 42,661                             $ 40,922
Other liabilities                                                 8,260                                6,958
Preferred stockholders' equity                                      461                                  463
Common stockholders' equity                                      21,013                               19,417
Noninterest-bearing funding sources used to
 fund earning assets                                            (36,731)                             (36,111)
                                                               --------                             --------
          Net noninterest-bearing funding sources              $ 35,664                             $ 31,649
                                                               ========                             ========

TOTAL ASSETS                                                   $202,623                             $188,355
                                                               ========                             ========

----------------------------------------------------------------------------------------------------------------------------------

(1) The average prime rate of the Company was 8.00% and 8.35% for the year ended December 31, 1999 and 1998, respectively. The average three-month London Interbank Offered Rate (LIBOR) was 5.42% and 5.56% for the same periods, respectively.
(2) Interest rates and amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3) Yields are based on amortized cost balances.
(4) Nonaccrual loans and related income are included in their respective loan categories.
(5) Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes. The federal statutory tax rate was 35% for all periods presented.